UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2013

AXIALL CORPORATION

(formerly known as GEORGIA GULF CORPORATION)

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Perimeter Center Place, Suite 460, Atlanta, GA		30346
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 395-4500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes Offering

On February 1, 2013, Axiall Corporation (formerly known as Georgia Gulf Corporation) (the “Company”) entered into an indenture (the “Indenture”) with the guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which the Company issued $450.0 million in aggregate principal amount of 4.875% senior notes due 2023 (the “Senior Notes”). The Senior Notes will be sold to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

The Senior Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by each of the Company’s existing and future domestic subsidiaries, other than certain excluded subsidiaries.

The Senior Notes bear interest at a rate of 4.875% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2013. Interest will accrue from February 1, 2013. The Senior Notes will mature on May 15, 2023.

The Company may redeem some or all of the Senior Notes at any time prior to May 15, 2018 at a price equal to 100% of the principal amount thereof plus a “make-whole” premium. On or after May 15, 2018, the Company may redeem some or all of the Senior Notes at redemption prices set forth in the Indenture. In certain circumstances, if the Company experiences certain kinds of change of control triggering events, it must offer to purchase the Senior Notes at 101% of their principal amount, plus accrued and unpaid interest (if any). In addition, on or prior to May 15, 2016, the Company may redeem on one or more occasions up to 35% of the aggregate principal amount of the Senior Notes with the net cash proceeds of certain equity offerings at redemption prices set forth in the Indenture.

The Indenture contains covenants that limit, among other things, the ability of the Company and the ability of its restricted subsidiaries to: incur additional indebtedness; pay dividends on their capital stock or repurchase their capital stock; enter into or permit to exist contractual limits on the ability of their subsidiaries to pay dividends to them; enter into certain transactions with affiliates; make investments; create liens; and sell certain assets or merge with or into other companies. Each of these covenants is subject to a number of important exceptions and qualifications. Further, certain of these covenants will cease to apply at all times after the date on which the Senior Notes receive investment grade ratings from both Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, provided no default or event of default under the Indenture exists at that time. Such terminated covenants will not be reinstated if the Senior Notes lose their investment grade ratings at any time thereafter.

The Indenture provides for customary events of default, including: failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; and certain events of bankruptcy and insolvency. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Senior Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Senior Notes.

In connection with the issuance of the Senior Notes, the Company entered into a registration rights agreement on February 1, 2013 (the “Registration Rights Agreement”) relating to the Senior Notes, pursuant to which the Company and the guarantors agreed to use their commercially reasonable efforts to file an exchange offer registration statement registering exchange notes, and to use commercially reasonable efforts to complete the exchange offer within 560 calendar days following the closing of the Senior Notes offering. The Company and the guarantors also agreed to use their commercially reasonable efforts to file and to cause to be effective a shelf registration statement relating to the resale of the notes under certain circumstances.

The foregoing description of the Senior Notes is qualified in its entirety by reference to the Indenture and the form of Senior Notes, copies of which are filed as Exhibits 4.1 and 4.2 hereto and are incorporated herein by reference.

In addition, on February 1, 2013, the Company issued a press release announcing the closing of the offering of the Senior Notes. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Entry into Supplemental Indenture With Respect to 9 Percent Senior Secured Notes

On February 1, 2013, the Company accepted all of the $444,537,000 principal amount of 9 percent senior secured notes due 2017 (the “9 Percent Notes”) that were validly tendered and not validly withdrawn at or prior to the consent payment deadline in its previously disclosed tender offer and related consent solicitation (the “Tender Offer”). As of February 1, 2013, after giving effect to the purchase of the tendered notes, $5,463,000 principal amount of the 9 Percent Notes remain outstanding. The Company used the net proceeds from the sale of the Senior Notes, together with cash on hand, to repurchase the 9 Percent Notes that were tendered in the Tender Offer.

Also, on February 1, 2013, the Company entered into a supplemental indenture to the indenture, dated as of December 22, 2009, governing the 9 Percent Notes with the trustee thereunder (the “Supplemental Indenture”), following receipt of consents of the requisite holders of the 9 Percent Notes. The Supplemental Indenture removed substantially all of the restrictive covenants and certain events of default and other provisions in the indenture governing the 9 Percent Notes.

The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the Supplemental Indenture, a copy of which is filed as Exhibit 4.3 hereto and is incorporated herein by reference.

A copy of the press release announcing the acceptance of and payment for the 9 Percent Notes tendered, and the entry into the Supplemental Indenture, is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On February 1, 2013, the Company issued a press release announcing that it has issued an irrevocable notice of redemption with respect to all 9 Percent Notes that remain outstanding following the expiration of the Tender Offer and the purchase of all 9 Percent Notes validly tendered. Pursuant to the redemption notice and the terms of the indenture governing the 9 Percent Notes, the Company will redeem the 9 Percent Notes that remain outstanding on March 4, 2013 at the redemption price set forth in the redemption notice. Following such redemption, the Company’s payment obligations under the indenture governing the 9 Percent Notes, as amended by the Supplemental Indenture, will be terminated. A copy of the press release is filed as Exhibit 99.3 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Exhibits.

Number	Exhibit

4.1	Indenture, dated as of February 1, 2013, among the Company, the guarantors party thereto and U.S. Bank, National Association, as trustee, relating to the 4.875% senior notes due 2023.

4.2	Form of 4.875% Senior Notes due 2023 (included as Exhibit A to Exhibit 4.1).

4.3	Third Supplemental Indenture, dated as of February 1, 2013, among the Company, the guarantors party thereto and U.S. Bank, National Association, as trustee, relating to the 9 percent senior notes due 2017.

99.1	Press release, dated February 1, 2013.

99.2	Press release, dated February 1, 2013.

99.3	Press release, dated February 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION
(formerly known as Georgia Gulf Corporation)

By:	/s/ Timothy Mann, Jr.
Name:	Timothy Mann, Jr.
Title:	Executive Vice President, General Counsel and Secretary

Date: February 1, 2013

EXHIBIT INDEX

Number	Exhibit

4.1	Indenture, dated as of February 1, 2013, among the Company, the guarantors party thereto and U.S. Bank, National Association, as trustee, relating to the 4.875% senior notes due 2023.

4.2	Form of 4.875% Senior Notes due 2023 (included as Exhibit A to Exhibit 4.1).

4.3	Third Supplemental Indenture, dated as of February 1, 2013, among the Company, the guarantors party thereto and U.S. Bank, National Association, as trustee, relating to the 9 percent senior notes due 2017.

99.1	Press release, dated February 1, 2013.

99.2	Press release, dated February 1, 2013.

99.3	Press release, dated February 1, 2013.